Exhibit 10.7

Agreement

Concerning Shares of Shenzhen Comtech International Ltd.

Dated 14 April 2005

Between:

(i)	Jeffrey Jingwei Kang of Room 5007, 50th Floor Tower A United Plaza No. 5002 Binhe Road Futian, Shenzhen 518026 China (hereinafter referred to as “Jeffrey Kang”); and
(ii)	Comtech (China) Holding Ltd., whose registered office is at East Asia Chambers, P. O. Box 901, Road Town, Tortola, British Virgin Islands (hereinafter referred to as “Comtech China”)

Whereas:

Both Parties agree to amend and restate the “Declaration of Trust” made by Jeffrey Kang to Comtech China dated on 30 December 2003 AND the “Deed Supplementary to Declaration of Trust” entered into by Jeffrey Kang and Comtech China on 1 July 2004(the “Original Agreement”). This amended agreement shall replace the Original Agreement.

For good, valuable and equitable consideration, both parties agree to the following terms:

1.	Every provision of this Agreement shall be irrevocable, and further, to the extent as permitted by PRC laws and regulations, Jeffrey Kang undertakes to Comtech China and agrees that:

(1)	Jeffrey Kang has been holding, still holds and shall continue to hold his equity interests in the registered capital of Shenzhen Comtech International Limited (hereinafter referred to as “Comtech International”), together with all dividends and interest, rights and privileges accrued or to accure upon the same (the “Equity Interests”) for the benefit of Comtech China;

(2)	Jeffrey Kang shall deal with and exercise any rights arising from the aforementioned Equity Interests in Comtech International in such manner as Comtech China may from time to time direct;

(3)	Jeffrey Kang shall (i) apply the dividend and other distributions from his Equity Interests in Comtech International, if any, to the payments to Comtech China or the latter’s designated entities for valid and valuable consideration, (ii) to the extent the payments under (i) is not permitted by PRC laws or compliance with PRC legal or regulatory requirements would render such payments not commercially feasible, seek alternate means to perform his payment obligation under (i) including, without limitation, using his offshore personal assets equivalent in value to the dividend and other distributions he will receive in connection with his Equity Interests in Comtech International, and (iii) cause Comtech International not to declare and make any dividend or other distributions without prior written approval from Comtech China;

(4)	Jeffrey Kang shall attend all meetings of shareholders, board of directors, or otherwise which Jeffrey Kang shall be entitled to attend by virtue of being the registered holder of the said Equity Interests and to vote thereat as Comtech China may direct, or alternatively to execute all proxies or other documents which shall be necessary or proper to enable Comtech China’s nominees to attend and vote at any such meeting, and shall also give all notices, orders and directions which Comtech China may require to give;

(5)	Jeffrey Kang shall at any time and from time to time execute such further documents, instruments and agreements and to take any actions required by Comtech China to give effect to this Agreement including but not limited to transferring the Equity Interests to Comtech China or its designees.

2.	This Agreement shall replace the Original Agreement in its entirety which is hereby terminated.

3.	This Agreement and the rights and obligations of the parties thereunder shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

4.	If at any time any provisions of this Agreement is or become illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of remaining provisions of this Agreement, shall not be affected or impaired thereby.

5.	Any dispute arising from the interpretation or execution of, or in connection with, this Agreement shall be settled through friendly consultations between the Parties. In case no settlement can be reached through consultations, the dispute shall then be submitted to Hong Kong International Arbitration Center for arbitration. The award is final and binding upon both parties.

Dated April 14, 2005.

/s/ Jeffrey Kang

Signed Sealed and Delivered

By Jeffrey Kang

In the presence of:

Name of witness:

/s/ Yi Kang

Sealed with the common seal of

And signed by Jeffrey Kang (director) on behalf of

Comtech (China) Holding Ltd.

/s/ Jeffrey Kang

Agreement

Concerning Shares of Shenzhen Comtech International Ltd.

Dated 14 April 2005

Between:

(i)	Nan Ji ( ) of Room 5007, 50th Floor Tower A United Plaza No. 5002 Binhe Road Futian, Shenzhen 518026 China (hereinafter referred to as “Nan Ji”); and
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(ii)	Comtech (China) Holding Ltd., whose registered office is at East Asia Chambers, P. O. Box 901, Road Town, Tortola, British Virgin Islands (hereinafter referred to as “Comtech China”)

Whereas:

Both Parties agree to amend and restate the “Declaration of Trust” made by Nan Ji to Comtech China dated on 30 December 2003 AND the “Deed Supplementary to Declaration of Trust” entered into by Nan Ji and Comtech China on 1 July 2004(the “Original Agreement”). This amended agreement shall replace the Original Agreement.

For good, valuable and equitable consideration, both parties agree to the following terms:

1.	Every provision of this Agreement shall be irrevocable, and further, to the extent as permitted by PRC laws and regulations Nan Ji undertakes to Comtech China and agrees that:

(1)	Nan Ji has been holding, still holds and shall continue to hold her equity interests in the registered capital of Shenzhen Comtech International Limited (hereinafter referred to as “Comtech International”), together with all dividends and interest, rights and privileges accrued or to accrue upon the same (the “Equity Interests”) for the benefit of Comtech China;

(2)	Nan Ji shall deal with and exercise any rights arising from the aforementioned Equity Interests in Comtech International in such manner as Comtech China may from time to time direct;

(3)	Nan Ji shall (i) apply the dividend and other distributions from her Equity Interests in Comtech International, if any, to the payments to Comtech China or the latter’s designated entities for valid and valuable consideration, (ii) to the extent the payments under (i) is not permitted by PRC laws or compliance with PRC legal or regulatory requirements would render such payments not commercially feasible, seek alternate means to perform her payment obligation under (i) including, without limitation, using her offshore personal assets equivalent in value to the dividend and other distributions she will receive in connection with her Equity Interests in Shenzhen Comtech, and (iii) cause Comtech International not to declare and make any dividend or other distributions without prior written approval from Comtech China;

(4)	Nan Ji shall attend all meetings of shareholders, board of directors, or otherwise which Nan Ji shall be entitled to attend by virtue of being the registered holder of the said Equity Interests and to vote thereat as Comtech China may direct, or alternatively to execute all proxies or other documents which shall be necessary or proper to enable Comtech China’s nominees to attend and vote at any such meeting, and shall also give all notices, orders and directions which Comtech China may require to give;

(5)	Nan Ji shall at any time and from time to time execute such further documents, instruments and agreements and to take any actions required by Comtech China to give effect to this Agreement including but not limited to transferring the Equity Interests to Comtech China or its designees.

2.	This Agreement shall replace the Original Agreement in its entirety which is hereby terminated.

3.	This Agreement and the rights and obligations of the parties thereunder shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

4.	If at any time any provisions of this Agreement is or become illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of remaining provisions of this Agreement, shall not be affected or impaired thereby.

5.	Any dispute arising from the interpretation or execution of, or in connection with, this Agreement shall be settled through friendly consultations between the Parties. In case no settlement can be reached through consultations, the dispute shall then be submitted to Hong Kong International Arbitration Center for arbitration. The award is final and binding upon both parties.

Dated April 14, 2005.

/s/ Nan Ji

Signed Sealed and Delivered

By /s/ Nan Ji

In the presence of:

Name of witness:

/s/ Yi Kang

Sealed with the common seal of

And signed by Jeffrey Kang (director) on behalf of

Comtech (China) Holding Ltd.

/s/ Jeffrey Kang